                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 28, 2004

                                  FANSTEEL INC.
                                  -------------

             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       1-8676                  36-1058780
          --------                       ------                  ----------

(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Organization)                                       Identification No.)

                            NUMBER ONE TANTALUM PLACE
                          NORTH CHICAGO, ILLINOIS 60064
                          -----------------------------

                    (Address of Principal Executive Offices,
                               including Zip Code)

                                 (847) 689-4900
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On October 28, 2004, Fansteel Inc. ("Fansteel") dismissed Ernst & Young,
LLP ("E&Y") as its independent auditor and engaged BDO Seidman, LLP ("BDOS") as its successor independent audit firm. The audit committee of the Board of
Directors of Fansteel authorized the dismissal of E&Y and the immediate engagement of BDOS.

     For the period prior to January 23, 2004 (the "Effective Date"), including, but not limited to, the period between January 15, 2002 and the Effective Date, during which Fansteel was operating as a debtor-in possession under Chapter 11 of the United States Bankruptcy Code, Fansteel is referred to herein as the
"Predecessor Company". On the Effective Date, Fansteel emerged from Chapter 11 protection.

     E&Y served as the Predecessor Company's independent accountant to audit (i)
the consolidated balance sheets of the Predecessor Company as of December 31,
2002 and 2001 and the related consolidated statements of operations, shareholders' equity and cash flows of the Predecessor Company for each of the three years in the period ended December 31, 2002 (together with such balance sheets, the "2002/2001 Financial Statements"), and (ii) the consolidated balance sheets of the Predecessor Company as of December 31, 2003 and 2002 and the
related consolidated statements of operations, shareholders' equity and cash flows of the Predecessor Company for each of the two years in the period ended
December 31, 2003 (together with such balance sheets, the "2003/2002 Financial
Statements").

     In addition, E&Y served as Fansteel's independent auditor to audit the consolidated balance sheet of Fansteel as of January 23, 2004, after giving effect to the application of fresh start accounting (the "2004 Balance Sheet").

     On March 31, 2003, E&Y issued an audit report on the 2002/2001 Financial
Statements (such report, the "2003 Report"). The 2003 Report did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for doubts regarding the Predecessor Company as a going concern. At the time, the Predecessor Company was operating as a debtor-in-possession under Chapter 11 of the United States
Bankruptcy Code.

     On March 24, 2004, E&Y issued an audit report on the 2003/2002 Financial
Statements and an audit report on the 2004 Balance Sheet (such reports, the
"2004 Reports"). Neither 2004 Report contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Predecessor Company's two most recent fiscal years (fiscal years ended December 31, 2002 and 2003), the subsequent accounting period of the
Predecessor Company from January 1, 2004 up to (but not including) the Effective
Date, and the subsequent accounting period of Fansteel from the Effective Date through October 28, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of
E&Y, would have caused E&Y to make reference to the subject matter of such disagreements in its report on the financial statements for such periods.

     Fansteel has provided E&Y with a copy of the foregoing disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this
Form 8-K. Fansteel requested that E&Y deliver to Fansteel a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Fansteel in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree.

     E&Y's letter is filed herewith as Exhibit 16.1.

     During the Predecessor Company's two most recent fiscal years (fiscal years ended December 31, 2002 and 2003), the subsequent accounting period of the
Predecessor Company from January 1, 2004 up to (but not including) the Effective
Date, and the subsequent accounting period of Fansteel from the Effective Date through October 28, 2004, neither the Predecessor Company nor Fansteel consulted with BDOS regarding any of the matters or events set forth in Item 304(a)(2)(i)
and (ii) of Regulation S-K.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

     16.1           Letter dated November 1, 2004, from Ernst & Young LLP to the
                    Securities and Exchange Commission.

                                        3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    FANSTEEL INC.
                                                    (Registrant)

Date: November 1, 2004                              By:  /s/ Gary L. Tessitore
      ----------------                                   -----------------------
                                                         Gary L. Tessitore
                                                         Chairman, President and
                                                         Chief Executive Officer

Date: November 1, 2004                              By:  /s/ R. Michael McEntee
      ----------------                                   -----------------------
                                                         R. Michael McEntee
                                                         Vice President and
                                                         Chief Financial Officer

                                        4

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

16.1            Letter dated November 1, 2004, from Ernst & Young LLP to the
                Securities and Exchange Commission.

                                        5